Endurance Specialty Holdings Investor Presentation December 31, 2012 Exhibit 99.1

Forward looking statements & regulation G disclaimer
Safe Harbor for Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance.
Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should”,"expect," "intend," "plan," "believe," "project," "anticipate,” "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-
looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements.  These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K .
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at  www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of Return on
Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Introduction to Endurance Specialty Holdings
(Re)insurance company focused on diversified portfolio of businesses within specialty niches
Diversified  Portfolio of Businesses
Balance between
insurance and reinsurance
segments
Maintain strong
equilibrium of specialty,
property and casualty
exposures
Track record of
opportunistically entering
and exiting businesses to
achieve strong returns
Strong Balance Sheet
“A” ratings from AM Best,
S&P and Moody’s
$3.2 billion of total capital
Conservative, short-
duration, AA rated
investment portfolio
Prudent reserves that
have historically been a
source of value
Capital Management History
Returned $1.95 billion to
investors through
dividends and share
repurchases
• Represents 79.0% of
inception to date net
income available to
common shareholders
Maintain a diversified,
efficient capital structure
We have built a strong franchise in our first eleven years of operation
Inception to date operating ROE of 10.9%
10 year book value per share plus dividends CAGR of 11.1%

Diversified Portfolio of Businesses
Portfolio diversified by product, distribution source and geography
Twelve Months Net Premiums Written as of December 31, 2012: $2.0 BN
Reinsurance
Insurance
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
International Property
Catastrophe
US Property Catastrophe
Other Specialty (Aviation,
Clash)
ARMtech Agriculture
US Property
US Casualty
US Miscellaneous E&O
Healthcare
Excess Casualty
Professional Lines
International
8%
Global Excess
10%
U.S. Specialty
10%
Bermuda
21%
North America
24%
Casualty
Professional Lines
Property
Marine
Trade Credit/Surety
Agriculture
27%
Independent Agents
Brokers – Bermuda/U.S.
Wholesale
Property
Casualty
Other
Specialty

$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
- Agriculture Ins.
- Professional Lines Ins.
- Property Ins.
- Casualty and Other Specialty Ins.
- Casualty Reins.
- Property Reins.
- Other Specialty Reins.
- Catastrophe Reins.

Endurance
YOUR RISK IS OUR FOCUS

Insurance and Reinsurance Portfolio Management
Portfolio has been actively managed to achieve growth while managing  cycle
Net Written Premiums Managing Our Portfolio

Current market conditions are improving in both segments, with small account E&S casualty insurance, catastrophe reinsurance and property reinsurance all showing rate improvements. Casualty reinsurance conditions have stabilized and primary rate increases are beginning to cycle through portfolio.
Businesses have expanded and contracted over
time as we have opportunistically managed
through various market conditions.
Core franchise positions in both segments
provide solid base from which to grow and our
diversified portfolio enables active portfolio
management and capital reallocation.
Strategic priorities include expanding product
offerings in US insurance, organically growing
and diversifying crop insurance business,
adding specialty reinsurance product
capabilities and attracting outside capital
support for catastrophe business.
Recent capabilities added include trade credit
and surety reinsurance, inland marine
insurance and weather.

We Are Actively Expanding Our Specialty Insurance Portfolio
Premiums are generated through clients with varying sizes and across diverse distribution channels
Agriculture
Multi Peril Crop Insurance (MPCI)
product that is offered across the
United States through
independent agents
Policy count has grown 39.2% over
the past five years as we have
leveraged excellent service and
industry leading technology
Continue to expand and diversify
the portfolio and gain market
share
Utilize Federal crop insurance
program to provide risk mitigation
in loss scenarios
Global Excess
Severity focused insurance
products (Healthcare, Excess
Casualty, and Professional Lines)
underwritten in Bermuda and the
U.S. through brokers
Portfolio has become more
balanced between the U.S. and
Bermuda as smaller account
business in the U.S. has grown
Expanded in the United States
through addition of underwriting
expertise and leveraging current
team
U.S. Specialty
Specialty E&S products written in
the U.S. with a focus on smaller
account sized business marketed
through the wholesale channel
We have been actively re-
balancing the portfolio to improve
the potential profitability of the
book of business
Investing in teams and technology
to enhance systems and to expand
specialty expertise as we seek
greater scale in this
business
Our Insurance portfolio consists of diverse risks that are generated through independent agents, large brokers and the wholesale channel.  Our focus is to continue to add underwriting expertise to expand our operations.

Global Reinsurance Platform Supports Diverse Markets
Reinsurance product offering is diversified both geographically and by nature of risk
Bermuda
Global business focused on high
severity, low frequency risks
that predominantly  includes
catastrophe, aviation, clash and
political risk
Our portfolio of business has
generated a 75% combined
ratio since inception despite
numerous significant
catastrophic events
Continue to invest in people,
analytics, and technology to
maximize risk adjusted returns
and attract outside capital
support
North America
Business is focused on
frequency oriented property,
casualty and specialty risks and
is supported by strong
relationships with clients and
disciplined due diligence
approach to underwriting
Business mix has shifted to be
more heavily weighted in
property lines as recent pricing
has been stronger than
experienced in casualty
exposures
Scalable operating model with
strong market cycle discipline
International
Global business that serves
international clients from
offices in London (UK), Zurich
(Continental Europe) and
Singapore (Australasia)
Experienced significant growth
since 2009 following the
opening of the Zurich and
Singapore offices
Continue to add underwriting
expertise to  expand our
product offering
• Added trade credit and surety,
and engineering teams in late
2012
While our reinsurance operations consist of global risks that are underwritten from many offices, we  manage risks at an aggregate level and jointly market global customers. Our reinsurance operations are scalable and can grow significantly in a hard market.

65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q 2012 (Superstorm Sandy)
4Q 2011 (Thailand Flood and 2011 Cat Development)
3Q 2011 (Hurricane Irene, Danish Flood, U.S. Midwest Storms)
2Q 2011 (U.S. Spring Storms)
1Q 2011 (N Z and Japan Earthquake)
4Q 2010 (Australian Floods)
3Q 2010 (N Z Earthquake)
1Q 2010 (Chile / Xynthia)
4Q 2008 (Ike/Gustav Dev.)
3Q 2008 (Ike / Gustav)
Amlin*
Platinum
Montpelier
Hiscox*
Validus
Partner Re
Everest
Axis
Beazley*
Renaissance Re
Catlin*
Hannover Re*
Lancashire*
Endurance
Aspen
Munich Re*
Alterra
AWAC*
Arch*
Swiss Re*
XL
ACE

Endurance
YOUR RISK IS OUR FOCUS

Endurance is World Class at Risk Management
Endurance has performed well versus peers in recent large catastrophe events

Five Year Catastrophe Losses versus Shareholder Equity
From December 31, 2006 – December 31, 2012
Note: Catastrophe loss values were obtained through publicly released information and company transcripts for each quarter and include current quarter losses as well as announced loss reserve development associated with prior quarter catastrophe losses. Catastrophe losses are compared with starting Total Shareholder Equity for each loss quarter. * - The peer has not yet reported 4Q12 results including catastrophe losses.

10 Year CAGR: 11.1%, 5 Year CAGR: 10.7%
$60
$50
$40
$30
$20
$10
$0
19.37
21.73
0.32
24.03
1.13
27.91
2.13
23.17
3.13
28.87
4.13
35.05
5.13
33.06
6.13
44.61
7.13
52.74
8.33
50.56
9.57
52.88
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Book Value Per Share
Cumulative Dividends

Endurance

YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Diluted book value per common share has grown strongly in absolute terms…
Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – December 31, 2012
Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding.
2005 – Hurricanes Katrina, Rita
and Wilma
2008 – Credit crisis and related
impact of marking assets to
market
2011 – High frequency of
global catastrophes
(Earthquakes impacting New
Zealand and Japan, Hurricane
Irene, Texas wildfires, Thailand
and Australian Floods, Danish
Cloudburst, and a record level
of tornadoes in the United
States)
2012 – Superstorm Sandy  and
severe  Midwest drought
Significant Impacts to Book Value

180%
154%
117%
113%
111%
106%
103%
102%
101%
101%
100%
96%
83%
81%
65%
45%
-28%
AWAC*
Arch*
Renaissance Re
ACE
Platinum
Endurance
Aspen
Partner Re
Validus
W.R. Berkley
Axis
RLI
Montpelier
Everest
Markel*
Alterra
XL

Endurance
YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Book value per common share growth compares favorably to peers

Diluted Book Value Per Share Plus Dividend Growth
From December 31, 2006 – December 31, 2012
Note: Fully Diluted Book value per share and dividend data provided by company press releases and filings.  For those companies that do not disclose fully diluted book value per share, the dilution was calculated using average diluted
shares outstanding.    * The peer has not yet reported 4Q12 results ; Book Value Per Share is as of September 30, 2012.

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
103 391 447 447 449 447 448 528 528 527
200 200 200 200 200 200 430 430
1,645 1,863 1,673 2,098 2,312 2,007 2,587 2,648 2,181 2,281
Common Equity
Preferred Equity
Debt

Returned 79.0% of inception to date net income to common shareholders
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
112 133 199 263 323 378 428 477 531
164 174 486 637 755 1,094 1,411 1,421
Cumulative Share Repurchases
Cumulative Dividends

Endurance
YOUR RISK IS OUR FOCUS

Growing Capital Base while returning Capital to Investors
Diluted shares outstanding have been reduced by approximately 35% over the last five years
Endurance has a Diversified and Growing Capital Base $1.95 Billion of Capital Cumulatively Returned to Shareholders

Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of
$1.95 billion through share repurchases and dividends while also supporting organic growth.  Current capital levels exceed rating agency minimum levels allowing for the possibility of opportunistic growth in the event that markets harden.

Municipals and Foreign Government 2.3%
Other Investments 7.9%
Equities 1.3%
Cash and Short Term 16.6%
Asset Backed and Non Agency Mortgage Backed – 20.2%
U.S. Government / and U.S. Government Backed – 30.8%
Corporate Securities 20.9%

Endurance
YOUR RISK IS OUR FOCUS

Strong Balance Sheet
Endurance maintains a high quality, short duration investment portfolio
$6.6 B Investment Portfolio at December 31, 2012
Investment Portfolio Highlights
Fixed maturity portfolio duration remains short at 2.5
years
Investment quality (AA average) has remained high as
the portfolio is conservatively managed in a
challenging economy
•
47.4% of investments are cash/short term or US backed
•
No direct exposure to sovereign debt or bank debt of
European peripheral countries
Recently increased allocations to equities and
alternatives to diversify portfolio and reduce interest
rate risk
Other investments of $517.5 million consist of
alternative funds (72.0%) and specialty funds (28.0%)
•
Alternative funds include hedge funds and private equity
funds
•
Specialty funds include high yield loan and convertible debt funds
•
Endurance’s other investments‘ returns have significantly
outperformed S&P 500 with half the volatility

Conclusion
Endurance is a compelling investment opportunity
Strategically managing our businesses
•
Hired Jack Kuhn as CEO of insurance operations to guide continued addition of specialty expertise
•
Added specialty reinsurance and insurance teams including trade credit and surety, engineering, weather and inland marine
•
Re-engineering or exiting underperforming businesses
Maintain excellent balance sheet strength and liquidity
•
High quality, short duration investment portfolio; fixed maturity investments have an average credit quality of AA
•
Prudent reserving philosophy and strong reserve position; strong history of favorable development
•
Capital levels exceed rating agency minimums providing flexibility to grow
•
Efficient capital management
- Reduced diluted shares outstanding by approximately 35% in the last five years
The outlook for Endurance’s book of business remains attractive
•
Experiencing improved pricing across most of our lines of business
•
Catastrophe lines have remained disciplined and profitable and market conditions are improving
•
Small account casualty insurance lines are experiencing rate increases
•
Expanded leadership and added specialty capabilities enhance positioning

Appendix

Overview of ARMtech

Overview of ARMtech
Acquisition of ARMtech has been a great success for Endurance
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
•
Offered by 17 licensed companies
•
Pricing is set by the government and agent compensation is capped- no pricing cycle exists
•
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
•
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of (re)insurance risks and is an efficient user of capital
ARMtech is a leading specialty crop insurance business
•
Approximate 7% market share (with 159,00 policies in force) and is 5 largest of 17 industry participants
•
MPCI 2012 crop year* gross written premiums of $820 million
•
Portfolio is well diversified by geography and by crop
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
•
Since the acquisition, ARMtech has generated in excess of $107 million in operating profit for Endurance
•
ARMtech has grown MPCI policy count by 29.8% since 2007

* 2012 crop year is defined as July 1, 2011 through June 30, 2012 th

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
[$ Millions]
160
140
120
100
80
60
40
20
0
[Policy Count in '000's]
2004
2005
2006
2007
2008
2009
2010
2011
2012
106
103
98
108
134
134
140
244
187
378
220
363
157
372
276
526
332
488
Crop Hail Premium
Retained MPCI Premium
Ceded MPCI Premium
Policy Count [000's]

ARMtech is a Leader in the Crop Insurance Space
ARMtech’s focus on technology and service has allowed it to steadily grow its business
Written Premiums and Policy Counts by Crop Year
Using technology and service to expand premiums

ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
ARMtech has built a market leading specialty
crop insurance business through its focus on
offering excellent service supported by industry
leading technology.
Policy count has grown 39.2% over the past five
years in a line of business not subject to the
property/casualty pricing cycle.
ARMtech is a leader in using technology to
deliver high quality service and to satisfy the
very intense compliance and documentation
standards imposed on the industry by the U.S.
Federal Government.
ARMtech has generated strong underwriting
profits since inception.

$600
$500
$400
$300
$200
$100
$0
[$ Millions]
62.5
126.2
52.0
100.5
202.3
68.8
104.6
189.9
58.8
77.2
200.6
82.2
129.9
257.1
131.8
149.9
228.1
105.1
2007
2008
2009
2010
2011
2012
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

Endurance
YOUR RISK IS OUR FOCUS

ARMtech is Increasing  Market Share and Geographic  Diversification
2012 was a very strong marketing year for ARMtech
MPCI Net Written Premiums  by Crop Year and State Grouping*
Estimated 2012 Net Written Crop Year Premiums

ARMtech continues to focus on diversifying its business geographically while managing its exposure to
Texas through active use of available reinsurance protections.
2012 crop year MPCI net written premiums of
$488.2 million were 6.7% lower than crop year
2011
•
Commodity prices on corn, cotton and soybeans
declined from prior year
•
Decline of 20.3% in Texas due to higher cessions
•
Declines partially offset by growth from
geographically diverse states as technology and
service is attracting new customers and agents
The portfolio of crop risk is more balanced in
2012 through greater crop and geographic
diversification and through greater cessions in
Texas (cotton concentration)
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY

240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
[Base and Net of FCIC Loss Ratio History]
2004
2005
2006
2007
2008
2009
2010
2011
2012
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

Endurance
YOUR RISK IS OUR FOCUS

Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility
Historic MPCI Loss Ratio Results – Pre and Post Federal Retrocessions
Stable Results in Volatile Times

While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S.
Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program
has historically reduced loss ratio volatility.
ARMtech’s business has historically produced
stable profits over time after reflecting the
reinsurance terms set out in the current
standard crop reinsurance agreement
• Historic average loss ratio post U.S. Federal cessions
has been 81.6% [adjusted for the 2011 Federal
reinsurance terms]
• The best year was 2007 with a 69.8% net loss ratio
and the worst was 2012 with a 105.0% net MPCI
loss ratio
• ARMtech’s current expense run rate after the A&O
subsidy is approximately 6% - 8%

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons
Seasonality of MPCI Business
Recognition of
annual written
premiums
60% - 65%
Spring crops
10% - 15%
Spring crop
adjustments due to
actual cessions
20% - 25%
Spring crop report
adjustments
Winter crops
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
25% - 30%
Driven by spring
crops and winter
crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Largely driven by
spring crops
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest
Harvest of winter
crops
Harvest of spring
crops
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

Counties
2012 RY Premium
$1 - $250K
$250K - $500K
$500K - $1M
$1M - $2.5M
$2.5M - $5M
$5M+

Endurance
YOUR RISK IS OUR FOCUS

Geographic Diversification of Crop Insurance Business
ARMtech maintains a geographically diversified portfolio of risk

1.4%
2.2%
3.9%
3.6%
3.1%
1.8%
2.0%
4.2%
10.3%
1.3%
2.2%
7.6%
3.3%
2.8%
6.6%
4.6%
1.2%
1.8%
1.6%
3.3%
1.8%
21.5%
1.3%
0.9%
1.2%
0.7%
0.9%
0.6%
0.4%
0.4%
2012 Crop Year Net Written Premiums

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type
ARMtech’s 2012 Crop Year MPCI Net Written Premiums
Iowa – 7.1%
Nebraska – 4.6%
Minnesota – 3.4%
Texas – 2.7%
Indiana – 2.6%
South Dakota – 1.6%
Illinois – 1.5%
Colorado – 1.5%
Missouri – 1.5%
North Dakota – 1.3%
Kentucky – 1.0%
Tennessee – 0.7%
Mississippi – 0.6%
All other states – 3.7%
Corn
(33.8%)
Texas – 11.5%
Georgia – 1.4%
Mississippi – 0.7%
Alabama – 0.7%
South Carolina – 0.5%
All other states – 1.3%
Cotton
(16.1%)
Iowa – 3.1%
Minnesota – 2.4%
Nebraska – 1.7%
Mississippi – 1.5%
Indiana –1.5%
Missouri – 1.1%
Arkansas – 1.0%
North Dakota – 1.0%
Kentucky – 0.8%
All other states – 4.5%
Soybeans
(18.6%)
Other Crops
(18.5%)
Wheat
(13.0%)
Texas – 2.4%
Colorado – 1.8%
North Dakota – 1.1%
Idaho – 1.1%
Minnesota – 0.9%
Montana – 0.9%
South Dakota – 0.8%
Oklahoma – 0.7%
All other states – 3.3%
Citrus, Nursery & Orange
Trees  - 3.4%
Grain Sorghum – 3.0%
Peanuts – 1.6%
Barley – 1.2%
Potatoes – 1.1%
Pasture, Rangeland, Forage –
0.9%
Apples – 0.8%
Rice – 0.7%
All other crops – 5.8%

Agriculture Insurance Contains Three Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government and limitations on losses and gains
2012 Crop Year
Gross Liability
Assigned Risk Fund
“Higher Risk Policies”
70.2% of risk retained by
ARMtech
29.8%  of first dollar risk retained
by farmers
Commercial Fund
“Lower Risk Policies”
40.5% of MPCI Premiums Ceded to U.S. Federal Government
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss raio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss raio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
14.2% of 2012
Crop Year NWP
85.8% of 2012
Crop Year NWP

ARMtech Has Grown Market Share Over Time
Superior service and technology has driven growth in stable market

Crop Year Market Share % Change in
Market Share
MPCI Certified Companies (Owners) 2012 2011 2010 2009 2008 2007 2007 - 2012
Rural Community Insurance Company (Wells Fargo) 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -3.0%
Rain and Hail (ACE)
(1)
21.3% 21.8% 22.6% 24.3% 24.1% 21.8% -3.7%
NAU Country Insurance Company (QBE)
(1)
13.3% 14.8% 14.4% 13.7% 13.8% 10.8% 0.0%
Great American Insurance Co. 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.1%
American Agri-Business Ins. Co. (Endurance) 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 1.6%
Producers Ag. Ins. Co. (CUNA Mutual) 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.7%
Farmers Mutual Hail Ins. of Iowa 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% 0.4%
Guide One Mutual (CGB Diversified Services) 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 2.9%
John Deere Risk Protection, Inc. 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.2%
Agrinational Insurance Company (ADM) 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 1.4%
Heartland (Everest Re) 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -1.0%
AgriLogic (Occidental Firs & Casualty Co) 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.8%
Hudson Insurance Company
(1)
1.6% 1.2% 1.2% 0.8% 0.6% 0.0% 1.2%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.1%
Country Mutual Insurance Company 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2012.

Other Miscellaneous Information

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates.  The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable.  Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events.  Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently.  In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe.  Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above.  For a listing of risks related to
Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011.
* United States Windstorm estimated net losses as of January 1, 2013 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of January 1, 2013 is equal to 15.8% of Shareholders’
Equity as of December 31, 2012
Values in $ Millions
Estimated Occurrence Net Loss as of January 1, 2013 Jan. 1, 2012 Jan. 1, 2011
10 Year 25 Year 50 Year 100 Year 250 Year 100 Year 100 Year
Return Return Return Return Return Return Return
Zone Peril Period Period Period Period Period Period Period
United States Hurricane*
$215 $309 $370 $429 $515 $574 $567
Europe Windstorm
85 170 254 346 457 384 463
California Earthquake
51 223 343 395 518 409 456
Japan Windstorm
17 89 160 201 227 317 363
Northwest U.S. Earthquake
-               7 51 154 265 206 238
Japan Earthquake
9 54 82 111 172 189 143
United States Tornado/Hail
36 53 69 86 111 123 84
Australia Earthquake
-               6 28 88 183 73 71
New Zealand Earthquake
-               2 7 24 55 29 44
Australia Windstorm
3 11 29 53 98 48 36
New Madrid Earthquake
-               -               -               10 88 12 12

Fourth Quarter 2012 Highlights
Results were impacted significantly by Superstorm Sandy
Book value per common share, adjusted for dividends, declined 3.2% during fourth quarter 2012
•
Net loss attributable to common shareholders of $40.8 million
- Includes net catastrophe losses of $158.8 million related to Superstorm Sandy
- Net investment income was $38.6 million, improved results on alternatives were more than offset by lower book yield on fixed income investments
Net written premiums of $187.9 million were unchanged compared to fourth quarter 2012
•
Insurance net written premiums of $106.7 million increased 10.5% from fourth quarter 2011
- Improvement in agriculture premiums driven by a shift in policy inception dates from the third quarter to the fourth quarter on certain agriculture insurance products
- Reductions in property premiums as we reduced our all risk insurance business line exposures to reallocate capital to lines with greater profit potential
•
Reinsurance net written premiums of $81.3 million declined 11.0% compared to fourth quarter 2011
- Casualty premiums declined significantly due a non-renewal of a large contract
- Growth in property premiums due to premium adjustments and new writings and an increase in catastrophe premiums due to reinstatement premiums related to Superstorm Sandy

Financial Results for Fourth Quarter 2012
$MM (except per share data and %)
Dec. 31,
2 0 1 2
Dec. 31,
2 0 1 1
$
Change
%
Change
Net premiums written
187.9 187.9 0.1 -
Net premiums earned
531.1 500.5 30.6 6.1%
Net investment income
38.6 40.6 (2.0) -4.9%
Net underwriting  (loss)  income
(102.4) (64.0) (38.4) -60.0%
Net (loss) income per common
shareholders
(40.8) (27.4) (13.4) -48.9%
Operating  (loss) income per common
shareholders
(76.4) (39.5) (36.9) -93.4%
Fully diluted net (loss) income EPS
(0.96) (0.88) (0.08) -9.1%
Fully diluted operating  (loss) income EPS
(1.80) (0.98) (0.82) -83.7%
Financial highlights
Dec. 31,
2 0 1 2
Dec. 31,
2 0 1 1
Operating ROE
-3.3% -1.8%
Net loss ratio
95.1% 82.4%
Acquisition expense ratio
13.9% 15.4%
General and administrative expense ratio
10.2% 14.7%
Combined ratio
119.2% 112.5%
Diluted book value per share
$52.88 $50.56
Investment leverage
2.74 2.82
Key operating ratios

Financial Results for Full Year 2012
$MM (except per share data and %)
Dec. 31,
2 0 1 2
Dec. 31,
2 0 1 1
$
Change
%
Change
Net premiums written
2,029.5 1,979.8 49.7 2.5%
Net premiums earned
2,013.9 1,931.4 82.5 4.3%
Net investment income
173.3 147.0 26.3 17.9%
Net underwriting  (loss)  income
(48.1) (251.9) 203.7 80.9%
Net (loss) income per common
shareholders
162.5 (93.7) 256.3 273.4%
Operating  (loss) income per common
shareholders
87.0 (128.2) 215.2 167.9%
Fully diluted net (loss) income EPS
3.00 (2.95) 5.95 201.7%
Fully diluted operating  (loss) income EPS
1.25 (3.81) 5.06 132.8%
Financial highlights
Dec. 31,
2 0 1 2
Dec. 31,
2 0 1 1
Operating ROE
2.4% -6.3%
Net loss ratio
75.5% 84.6%
Acquisition expense ratio
15.1% 14.6%
General and administrative expense ratio
11.7% 13.7%
Combined ratio
102.3% 112.9%
Key operating ratios

Fourth Quarter 2012 Net Written Premiums
In $MM
Dec. 31,
2 0 1 2
Dec. 31,
2 0 1 1
$
Change
%
Change
Property
7.5 8.7 -1.2 -13.8%
Casualty and other specialty
43.7 40.3 3.4 8.4%
Agriculture
25.4 9.1 16.3 179.1%
Professional lines
30.1 38.4 -8.3 -21.6%
Total insurance
106.7 96.5 10.2 10.5%
Insurance Segment
In $MM
Dec. 31,
2 0 1 2
Dec. 31,
2 0 1 1
$
Change
%
Change
Casualty
25.0 59.2 -34.2 -57.7%
Property
31.0 15.1 15.9 105.3%
Catastrophe
22.1 14.8 7.3 49.3%
Other specialty
3.2 2.3 0.9 39.1%
Total reinsurance
81.3 91.4 -10.1 -11.1%
Reinsurance Segment

Financial Overview: Inception to Date Financial Performance
In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Inception
to date
Net premiums written
765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 2,029 18,003
Net premiums earned
369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 2,014 17,219
Net underwriting
income (loss)
51 179 232 -410 304 322 111 265 195 -252 -48 949
Net investment
income
43 71 122 180 257 281 130 284 200 147 173 1,888
Net income (loss)
before preferred
dividend
102 263 356 -220 498 521 100 555 365 -94 163 2,609
Net income (loss)
available to common
shareholders
102 263 356 -223 483 506 85 539 349 -118 130 2,472
Diluted EPS
$1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.33 $9.00 $6.38 ($2.95) $3.00 $38.07
Financial highlights from 2002 through December 31, 2012
Key Operating Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Inception
to date
Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 102.3% 94.4%
Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 2.4% 10.9%
Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56 $52.88